Exhibit 99.1

Semrush Announces Fourth Quarter and Full Year 2021 Financial Results

Full year 2021 revenue up more than 50% year over year
More than 82,000 Customers as of December 31, 2021

BOSTON, February 28, 2022 /Businesswire/ -- Semrush Holdings, Inc. (NYSE: SEMR), a leading online visibility management SaaS platform, today reported fourth quarter 2021 financial results for the quarter ended December 31, 2021.

“2021 was a historic year for Semrush, as we completed a successful IPO and grew revenue by more than 50%. In the process we added nearly fifteen thousand paid customers while also delivering strong growth in average revenue per customer. I want to extend my thanks to all our employees and partners who helped make it possible,” said Oleg Shchegolev, CEO and Co-Founder of Semrush.

“We continue to see strong demand for our products across virtually all our markets. I believe our solutions are becoming more relevant to a wider audience as creating effective digital marketing campaigns becomes ever more challenging. I am excited about the large market opportunity in front of us and I believe we are well positioned to capitalize on that opportunity,” added Mr. Shchegolev.

Fourth Quarter and Full-Year 2021 Financial Highlights

•Fourth quarter revenue of $53.7 million, up 47% year over year and full year 2021 revenue of $188 million, up more than 50% year over year
•ARR of $213 million as of December 31, 2021, up 48% year over year
•Dollar based net revenue retention of 126% as of December 31, 2021, up from 124% in the previous quarter
•Over 82,000 paying customers as of December 31, 2021, up approximately 22% from a year ago
•Net loss of $3.9 million for the fourth quarter and net loss of $3.3 million for the full year 2021
•Non-GAAP net loss of $2.9 million for the fourth quarter and non-GAAP net loss of $0.5 million for the full year 2021
•Cash flow from operations of nearly $24 million for full year 2021, ended the year with cash and cash equivalents of nearly $270 million and zero debt

See “Non-GAAP Financial Measures & Definitions of Key Metrics” below for how Semrush defines ARR, dollar based net revenue retention, non-GAAP net income (loss), and the financial tables that accompany this release for reconciliations of each non-GAAP financial measure to its closest comparable GAAP financial measure.

Business Highlights

•Semrush now offers a keyword intent filter which helps customers create more effective and efficient campaigns through better keyword targeting

•We launched App Center in early 2021, and it is now home to fifteen apps, including ten third party offerings

•Continued to see strong growth from larger accounts, with the number of customers paying more than $10K annually up more than 75% year over year in the fourth quarter

•Prowly had more than 1,000 customers and grew ARR more than 100% year over year in the fourth quarter

Business Outlook

Based on information as of today, February 28, 2022, we are issuing the following financial guidance:

First Quarter 2022 Financial Outlook

•Revenue is expected to be in a range of $55.8 million to $56.2 million, up 40% year over year
•Non-GAAP net loss is expected to be in a range of $4.7 to $4.5 million

Full-Year 2022 Financial Outlook

•Revenue is expected to be in a range of $245 million to $247 million, up over 30% year over year
•Non-GAAP net loss is expected to be in a range of $22 to $21.5 million

Reconciliation of non-GAAP net loss guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure, in particular the measures and effects of share-based compensation expense, employer taxes and tax deductions specific to equity compensation awards that are directly impacted by future hiring, turnover and retention needs. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Details

Semrush will host a conference call and webcast to discuss its financial results, business highlights, outlook and other matters, the details for which are provided below.

Date: Tuesday, March 1, 2022
Time: 8:30 a.m. ET
Hosts: Oleg Shchegolev, CEO and Evgeny Fetisov, CFO
Conference ID: 3520221
Participant Toll Free Dial-In Number: 1 (888) 350-3436
Participant International Dial-In Number: 1 (646) 360-0185

Registration:
The live webcast of the conference call as well as the replay can be accessed for a limited time from the Semrush investor relations website at http://investors.semrush.com/.

About Semrush

Semrush is a leading online visibility management SaaS platform that enables businesses globally to run search engine optimization, pay-per-click, content, social media and competitive research campaigns and get measurable results from online marketing. Semrush offers insights and solutions for companies to build, manage, and measure campaigns across various marketing channels. Semrush, with over 82,000 paying customers, is headquartered in Boston and has offices in Philadelphia, Dallas, Prague, St. Petersburg, Warsaw, and Limassol.

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, guidance on financial results for the first quarter and full year of 2022; statements about future operating results; statements regarding the expectations of demand for our products, including adoption of and demand for new products and features, our addressable market size, and growth of our business; statements about the market opportunity and our positioning to capture the market opportunity; and statements about the effectiveness of our products and our competitive advantages.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in our filings with the Securities and Exchange Commission ("SEC"), including the final prospectus for our initial public offering filed with the SEC on March 25, 2021, as updated by our subsequently filed quarterly reports and other SEC filings. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Additional information regarding these and other factors that could affect our results is included in our SEC filings, which may be obtained by visiting our Investor Relations page on its website at investors.semrush.com or the SEC's website at www.sec.gov.

Non-GAAP Financial Measures & Definitions of Key Metrics

Semrush has provided in this release the non-GAAP financial measure of non-GAAP net income (loss). Semrush uses this non-GAAP financial measure internally in analyzing its financial results and believes it is useful to investors, as a supplement to GAAP measures, in evaluating Semrush’s ongoing operational performance. Semrush believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in Semrush’s industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

ARR is defined as the daily revenue of all paid subscription agreements that are actively generating revenue as of the last day of the reporting period multiplied by 365. Semrush includes both monthly recurring paid subscriptions, which renew automatically unless canceled, as well as the annual recurring paid subscriptions so long as Semrush does not have any indication that a customer has canceled or intends to cancel its subscription and Semrush continues to generate revenue from them.

Dollar Based Net Revenue Retention is defined as (a) the revenue from our customers during the twelve-month period ending one year prior to such period as the denominator and (b) the revenue from those same customers during the twelve months ending as of the end of such period as the numerator. This calculation excludes revenue from new customers and any non-recurring revenue.

Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP income (loss), excluding stock-based compensation expense. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance.

Semrush Holdings, Inc.
Unaudited Consolidated Statement of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2021	2020	2021	2020
Revenue	$53,746	$36,440	$188,001	$124,875
Cost of revenue ¹	11,561	8,533	41,934	29,930
Gross profit	42,185	27,907	146,067	94,945

Operating expenses
Sales and marketing ¹	25,694	14,852	81,122	54,518
Research and development ¹	6,825	5,086	24,322	17,528
General and administrative ¹	13,320	9,610	43,116	29,044
Total operating expenses	45,839	29,548	148,560	101,090
Loss from operations	(3,654)	(1,641)	(2,493)	(6,145)
Other expense, net	266	103	522	290
Loss before income taxes	(3,920)	(1,744)	(3,015)	(6,435)
Provision for income taxes	(58)	193	270	577
Net loss	$(3,862)	$(1,937)	$(3,285)	$(7,012)

Net income loss per share attributable to common stockholders:
Basic and diluted:	$(0.03)	$(0.02)	$(0.03)	$(0.07)

Weighted-average number of shares of common stock used in computing net loss per share applicable to common stockholders:
Basic and diluted:	138,363	95,046	126,586	94,803

Other comprehensive loss, net of tax
Foreign currency translation adjustments	(230)	—	(230)	—
Comprehensive loss	$(4,092)	$(1,937)	$(3,515)	$(7,012)
¹ includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2021	2020	2021	2020
Cost of revenue	$15	$3	$37	$18
Sales and marketing	160	76	405	166
Research and development	144	26	348	113
General and administrative	634	302	1,952	782
Total stock-based compensation	$953	$407	$2,742	$1,079

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2021	2020	2021	2020
Reconciliation of Non-GAAP net loss
Net loss	$(3,862)	$(1,937)	$(3,285)	$(7,012)
Stock-based compensation expense	953	407	2,742	1,079
Non-GAAP net loss	$(2,909)	$(1,530)	$(543)	$(5,933)

Semrush Holdings, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share data)

	As of
	December 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$269,665	$35,531
Accounts receivable	2,190	1,399
Deferred contract costs, current portion	6,338	4,049
Prepaid expenses and other current assets	5,345	2,649
Total current assets	283,538	43,628
Property and equipment, net	8,270	2,968
Intangible assets, net	2,925	2,231
Goodwill	1,991	1,991
Deferred contract costs, net of current portion	2,254	1,670
Other long-term assets	1,096	2,470
Total assets	$300,074	$54,958

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities
Accounts payable	$9,942	$8,654
Accrued expenses	19,479	7,719
Deferred revenue	40,232	26,537
Other current liabilities	1,896
Total current liabilities	71,549	42,910
Long-term liabilities
Deferred revenue, net of current portion	237	123
Deferred tax liability	268	209
Other long-term liabilities	2,478	497
Total liabilities	$74,532	$43,739

Series A redeemable convertible preferred stock, $0.00001 par value - no shares authorized, issued or outstanding as of December 31, 2021; 3,379,400 shares authorized, issued and outstanding as of December 31, 2020 (liquidation value of $8,000 at December 31, 2020)	—	7,789
Series A-1 redeemable convertible preferred stock, $0.00001 par value - no shares authorized, issued, or outstanding as of December 31, 2021; 1,837,600 shares authorized, issued and outstanding as of December 31, 2020 (liquidation value of $5,000 at December 31, 2020)	—	10,270
Stockholders’ equity (deficit)
Series B convertible preferred stock, $0.00001 par value - no shares authorized, issued, or outstanding as of December 31, 2021; 4,681,400 shares authorized, issued and outstanding as of December 31, 2020 (liquidation value of $24,000 at December 31, 2020)	—	24,000
Common stock, $0.00001 par value - no shares authorized, issued, or outstanding as of December 31, 2021; 300,000,000 shares authorized, 95,206,893 shares issued, and 95,050,041 shares outstanding at December 31, 2020	—	—
Class A common stock, $0.00001 par value; 1,000,000,000 shares authorized, and 31,841,861 shares issued and outstanding as of December 31, 2021; no shares authorized, issued or outstanding as of December 31, 2020	—
Class B common stock, $0.00001 par value; 160,000,000 shares authorized, and 108,959,591 shares issued and 108,870,126 outstanding as of December 31, 2021; no shares authorized, issued or outstanding as of December 31, 2020	1
Additional paid-in capital	264,871	4,975
Accumulated other comprehensive deficit	(230)	—
Accumulated deficit	(39,100)	(35,815)
Total stockholders’ equity (deficit)	225,542	(6,840)
Total liabilities, redeemable convertible preferred stock, and stockholders' equity (deficit)	$300,074	$54,958

Semrush Holdings Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	For the Year Ended
	December 31,
	2021	2020

Operating Activities
Net loss	$(3,285)	$(7,012)
Adjustments to reconcile net loss to net cash provided by
operating activities
Depreciation and amortization expense	3,535	1,484
Amortization of deferred contract costs	6,489	4,623
Stock-based compensation expense	2,742	1,079
Non-cash interest expense	211	—
Other long-term liabilities	—	497
Deferred taxes	59	(90)
Changes in operating assets and liabilities
Accounts receivable	(791)	738
Deferred contract costs	(9,362)	(6,637)
Prepaid expenses and other assets	(2,784)	(70)
Accounts payable	1,527	1,825
Accrued expenses	11,613	2,501
Deferred revenue	13,807	6,914
Net cash provided by operating activities	23,761	5,852
Investing Activities
Purchases of property and equipment	(2,380)	(2,367)
Purchases of convertible debt securities	(500)	—
Capitalization of internal-use software development costs	(1,403)	(1,032)
Cash paid for acquisition of business, net of cash acquired	(350)	(2,685)
Net cash used in investing activities	(4,633)	(6,084)
Financing Activities
Proceeds from exercise of stock options	1,327	252
Net proceeds from completing public offerings	215,370	—
Payment of capital leases	(1,373)	—
Payment of deferred offering costs	—	(1,924)
Net cash provided by (used in) financing activities	215,324	(1,672)
Effect of exchange rate changes on cash and cash equivalents	(230)	—
Increase (decrease) in cash, cash equivalents and restricted cash	234,222	(1,904)
Cash, cash equivalents, and restricted cash, at beginning of period	35,619	37,523
Cash, cash equivalents, and restricted cash, at end of period	$269,611	$35,619

INVESTOR:
Bob Gujavarty
Semrush Holdings, Inc
bobby.gujavarty@semrush.com

MEDIA:
Jena Sullivan
Semrush Holdings, Inc
jena.sullivan@semrush.com